September 13, 2002


Mr. Bruce MacDonald, CFO
Vermont Pure Holdings, LTD
Route 66
Catamount Industrial Park
Randolph, VT  05060


         Re:  Commercial Loan and Security Agreement Dated October 5, 2000

Dear Bruce:

         Reference is made to Section 1.1 (jjj) of the above-referenced Commercial Loan and Security Agreement. As of this date you, as CFO of the Borrower, have advised Webster Bank that you would be in violation of the Debt Service Covenant for the period ended 7/31/02 as set forth in Section 6.17 and defined in Section 1.1 (n) of the above referenced Agreement.

         Webster Bank hereby consents to a one time waiver of this covenant.

         In addition, Vermont Pure Holdings, LTD $5,000,000 working capital line of credit will expire on 10/5/02. The bank has approved a 120 day extension of this facility.

Sincerely,



WEBSTER BANK



By:/s/ Carol Carver
   -----------------------------------------
         It's Vice President


Acknowledged on this 13th day of September, 2002.

Vermont Pure Holdings, LTD


By:/s/ Bruce S. MacDoanld
   ---------------------------------
         It's Chief Financial Officer